REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------

                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK Binghamton, New York
                     QUAKER CITY INSURANCE COMPANY
                     Trevose, Pennsylvania
                     PINNACLE INSURANCE COMPANY
                     Carrollton, Georgia
                     WESTBROOK INSURANCE COMPANY
                     Wallingford, Connecticut
                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     (hereinafter referred to as the "Company")

TYPE:                MULTIPLE LINE EXCESS OF LOSS REINSURANCE AGREEMENT
----

PERIOD:              Continuous from 12:01 a.m., Eastern Standard Time,
------               January 1, 1997, subject to cancellation at any January 1
                     anniversary thereafter by either party giving ninety (90) days' prior written notice.

                     In the event of cancellation the Company shall have the option to cancel on a cut-off basis or on a run-off basis.

                     If run-off is chosen, the Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior cancellation of said policies at expiring terms, not to exceed twelve (12) months after the effective date of cancellation. The additional premium to reinsurers for run-off shall be the expired rate applied to the unearned premium in force at the time of cancellation.

                     Should this Agreement terminate while a loss occurrence is in progress, the Reinsurers shall be liable for their share of all individual losses resulting from such loss occurrence whether any such individual losses take place before or after such termination.

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1/20/97                                1

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

CLASS:               All in-force, new and renewal Property and Casualty
-----                business written by the Company.

EXCLUSIONS:          See attached schedule.
----------

TERRITORY:           As per the Company's original policies.
---------

LIMIT AND
RETENTION:           See attached Exhibits A, B and C.
---------

RATE:                See attached Exhibits  A, B and C. Rate applies to the
----                 Company's Gross Net Earned Premium Income.

REPORTS AND
ACCOUNTS:            Accounts and premium are due and payable quarterly thirty
--------             (30) days after the close of each calendar quarter.

CEDING
COMMISSION:          32.5% of the gross net earned premium ceded.
----------

CONTINGENT
COMMISSION:          See attached Exhibits A, B and C.
----------

CLAUSES:             Preamble.
-------              Definition of Loss Occurrence.
                     Net Retained Lines.
                     Ultimate Net Loss - to include loss adjustment expenses for
                       Property, pro rata in addition to the Agreement limit for Casualty.
                     Loss Notice and Settlements.
                     Extra Contractual Obligations on a 90%/10% basis within the
                       Agreement limit.
                     Losses in Excess of Policy Limits on a 90%/10% basis within the Agreement limit.
                     Offset.
                     Errors and Omissions not to override Loss Notice and
                       Settlements Clause; not to apply to Exclusions list.
                     Currency.
                     Taxes.
                     Service of Suit Clause - NMA 1998 - Mendes & Mount (where
                        applicable).
                     Arbitration.
                     Reserves.
                     Insolvency.
                     Severability.
                     Minet Re North America, Inc. Intermediary.


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

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

WORDING:             As per expiring Reinsurance Agreement as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.

We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:

HOME STATE INSURANCE GROUP

NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
QUAKER CITY INSURANCE COMPANY
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY
HOME STATE INSURANCE COMPANY


___________________________                          DATE:  _______________
Authorized Signature

Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.

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1/20/97                                3

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40


                                    EXHIBIT A

            FIRST MULTIPLE LINE EXCESS OF LOSS REINSURANCE AGREEMENT
            --------------------------------------------------------
                                   (BN970038)

LIMIT AND
RETENTION:           Section A - Property:
---------            ---------------------
                     $160,000 each and every loss, each and every risk, in excess of $40,000 each and every loss, each and every risk, subject to an occurrence limitation of $480,000.

                     Section B - Casualty:
                     ---------------------
                     $160,000 per occurrence in excess of $40,000 per occurrence.

                     Basket Retention:
                     -----------------
                     In the event Sections A and B are involved in the same occurrence, the retention shall be limited to $40,000 from such occurrence. The $40,000 retention shall be allocated by the percentage that the loss for each Section bears to the total loss for Sections A and B. The Reinsurers' liability shall then apply over the appropriate allocated retention for each Section, subject to a maximum additional recovery of $40,000.

RATE:                25.2% Gross Rate, 17.0% Net Rate. Rate applies to the
----                 Company's Gross Net Earned Premium, estimated to be
                     $3,400,000.

CONTINGENT
COMMISSION:          Three-Year Block:  January 1, 1997 - December 31, 1999
----------           ------------------------------------------------------

                     Net Earned Reinsurance Premium; Less 17.5% of Net Earned Reinsurance Premium; Less Incurred Losses, including IBNR; Less Deficit, if any, from preceding period; Balance times 100% equals Contingent
                     Commission.

                     Payable annually within ninety (90) days after the close of each year. Unlimited deficit carry forward. Annual calculations at each December 31 thereafter until all losses are settled.


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1/20/97                               A-1

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

CONTINGENT
COMMISSION:          Incurred Losses in the Contingent Commission calculation to
----------           include IBNR factors as follows: 50% of net earned
                     reinsurance premium at the first calculation at 12/31/97;
                     30% of net earned reinsurance premium at the second calculation at 12/31/98; 10% of the net earned reinsurance premium at the third calculation at 12/31/99 and 0% at subsequent calculations.

                     Calculation of this Contingent Commission shall apply collectively for all Companies reinsured under this Agreement, and not individually.

REINSURERS:
----------


                      NAIC
    FEIN No.          No.        Through Minet Re North America                          Share
    --------          ----       ------------------------------                          -----

    06-0383750        19682      Hartford Re Management Company40%
                                   On behalf of: Hartford Fire Insurance Company
                                   Hartford, Connecticut
    23-0580680        24457      Reliance Insurance Company
                                   through Reliance Reinsurance Corp.                      5%
                                   Philadelphia, Pennsylvania
    16-0366830        22314      Underwriters Reinsurance Company                          5%
                                   Concord, New Hampshire                                  --

                                     TOTAL PLACEMENT:                                     50%
                                                                                          ---

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1/20/97                               A-2

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

                                    EXHIBIT B

            SECOND MULTIPLE LINE EXCESS OF LOSS REINSURANCE AGREEMENT
            ---------------------------------------------------------
                                   (BN970039)

LIMIT AND
RETENTION:           Section A - Property:
---------            --------------------
                     $300,000 each and every loss, each and every risk, in excess of $200,000 each and every loss, each and every risk, subject to an occurrence limitation of $900,000.

                     Section B - Casualty:
                     --------------------
                     $300,000 per occurrence in excess of $200,000 per occurrence.

RATE:                7.407% Gross Rate, 5.000% Net Rate. Rate applies to the
----                 Company's Gross Net Earned Premium, estimated to be
                     $3,400,000.

CONTINGENT
COMMISSION:          Three-Year Block:  January 1, 1997 - December 31, 1999
----------           ------------------------------------------------------

                     Net Earned Reinsurance Premium; Less 17.5% of Net Earned Reinsurance Premium; Less Incurred Losses, including IBNR; Less Deficit, if any, from preceding period; Balance times 100% equals Contingent Commission.

                     Payable annually within ninety (90) days after the close of each year. Unlimited deficit carry forward. Annual calculations at each December 31 thereafter until all losses are settled.

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1/20/97                               B-1

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

CONTINGENT
COMMISSION:          Incurred Losses in the Contingent Commission calculation
----------           to include IBNR factors as follows: 50% of net earned
                     reinsurance premium at the first calculation at 12/31/97;
                     30% of net earned reinsurance premium at the second calculation at 12/31/98; 10% of the net earned reinsurance premium at the third calculation at 12/31/99 and 0% at subsequent calculations.

                     Calculation of this Contingent Commission shall apply collectively for all Companies reinsured under this Agreement, and not individually.

REINSURERS:
----------


                             NAIC
           FEIN No.          No.        Through Minet Re North America                         Share
           --------          ----       ------------------------------                         -----

           06-0383750        19682      Hartford Re Management Company40%
                                          On behalf of: Hartford Fire Insurance Company
                                          Hartford, Connecticut
           23-0580680        24457      Reliance Insurance Company
                                          through Reliance Reinsurance Corp.                     5%
                                          Philadelphia, Pennsylvania
           16-0366830        22314      Underwriters Reinsurance Company                         5%
                                          Concord, New Hampshire
                                                                                                 --
                                            TOTAL PLACEMENT:                                    50%
                                                                                                ---

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1/20/97                               B-2

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

                                    EXHIBIT C

            THIRD MULTIPLE LINE EXCESS OF LOSS REINSURANCE AGREEMENT
            --------------------------------------------------------
                                   (BN970040)

LIMIT AND
RETENTION:           Section A - Property:
---------            --------------------
                     $500,000 each and every loss, each and every risk, in excess of $500,000 each and every loss, each and every risk, subject to an occurrence limitation of $1,000,000.

                     Section B - Casualty:
                     --------------------
                     $500,000 per occurrence in excess of $500,000 per occurrence.

RATE:                4.444% Gross Rate, 3.000% Net Rate. Rate applies to the
----                 Company's Gross Net Earned Premium, estimated to be
                     $3,400,000.

CONTINGENT
COMMISSION:          Three-Year Block:  January 1, 1997 - December 31, 1999
----------           ------------------------------------------------------

                     Net Earned Reinsurance Premium; Less 17.5% of Net Earned Reinsurance Premium; Less Incurred Losses, including IBNR; Less Deficit, if any, from preceding period; Balance times 100% equals Contingent Commission.

                     Payable annually within ninety (90) days after the close of each year. Unlimited deficit carry forward. Annual calculations at each December 31 thereafter until all losses are settled.


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1/20/97                               C-1

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

CONTINGENT
COMMISSION:          Incurred Losses in the Contingent Commission calculation
----------           to include IBNR factors as follows: 50% of net earned
                     reinsurance premium at the first calculation at 12/31/97;
                     30% of net earned reinsurance premium at the second calculation at 12/31/98; 10% of the net earned reinsurance premium at the third calculation at 12/31/99 and 0% at subsequent calculations.

                     Calculation of this Contingent Commission shall apply collectively for all Companies reinsured under this Agreement, and not individually.

REINSURERS:
-----------


                             NAIC
           FEIN No.          No.        Through Minet Re North America                       Share
           --------          ----       ------------------------------                       -----

           06-0383750        19682      Hartford Re Management Company40%
                                          On behalf of: Hartford Fire Insurance Company
                                          Hartford, Connecticut
           23-0580680        24457      Reliance Insurance Company
                                          through Reliance Reinsurance Corp.                   5%
                                          Philadelphia, Pennsylvania
           16-0366830        22314      Underwriters Reinsurance Company                       5%
                                          Concord, New Hampshire
                                                                                               --
                                            TOTAL PLACEMENT:                                  50%
                                                                                              ---

SEC:vs
1/20/97                               C-2

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

EXCLUSIONS:

General
-------

         1. Assumed reinsurance other than business assumed via intra-company reinsurance, United Pacific Insurance Company and Reliance Insurance Company, and facultative reinsurance in connection with business originally produced by the Company.
         2. Loss or liability excluded by the provisions of the "Nuclear Incident Exclusion Clause - Physical Damage and Liability - Reinsurance."
         3.   Financial Guarantee and Insolvency.
         4.   Insolvency Funds.
         5.   War Risks.
         6. Loss or liability excluded by the provisions of the "Pools Exclusion Clause."
         7. Accident and health, aviation, boiler and machinery, fidelity and surety, automobile, when written as such.
         8. Workers' Compensation and Employers' Liability, when written as such.

Liability Lines

         1. Professional Liability, Errors and Omissions Liability, Directors and Officers Liability, SEC Liability, Fiduciary Liability, when written as such.
         2. Ocean Marine Liability when written as such; not applicable to watercraft of twenty-six (26) feet or less in length.
         3. Amusement parks, carnivals, circuses, fairs, zoos, and the operation or manufacture of mechanical or animal rides, when written as such.
         4. Manufacture, application or wholesale distribution of industrial chemicals, fertilizers, insecticides, herbicides, animal feeds.
         5. Manufacture, including component parts, of autos, trucks, buses, mobile homes, trailers, snowmobiles, tires, motorcycles, go-carts.
         6. Manufacture, distribution, sale and repair of aircraft, aircraft components or other products necessary or critical to aircraft safety or flight.
         7.   Crane manufacture or rental.
         8.   Contractors principally engaged in or construction of:
              a.  Blasting;
              b.  Bridges, tunnels, dams, reservoirs;
              c.  Demolition or wrecking of structures over four (4) stories;
              d.  Erection of iron or steel over four (4) stories;
              e.  Tunnelling;
              f.  Fumigating or exterminating.

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
                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40

         9.   Gas or electric utilities.

Liability Lines
(Continued)
-----------

        10. Manufacture and/or production, detonation, storage, processing, handling or transport of:
              a. Fireworks, fuse(s), cartridges, ammunition, powder, nitroglycerine or any explosives;
              b.  Gases and/or air under pressure in containers;
              c.  Butane, methane, propane and other liquefied gases;
              d. Toxic substances and toxic waste with inherent potential for catastrophic loss.
        11.   Products Recall.
        12.   Railroad Liability.
        13.   Municipality Liability.
        14.   Underground or surface mining and quarrying.
        15.   Nursing homes or residential care facilities.
        16.   Liquor Liability, when written as such.
        17.   Security Guard Liability.
        18.   Manufacture, assembly or wholesale distribution of:
              a.  Industrial farm machinery;
              b.  Ladders and scaffolding;
              c.  Athletic equipment; not applicable to sporting goods stores;
              d.  Pharmaceuticals;
              e.  Medical/surgical products;
              f.  Tobacco products;
              g.  Fire alarms, burglar alarms, sprinkler systems;
              h.  Railroad products, wheels, axles, brakes, etc.;
              i.  Toys;
              j.  Valves--industrial type.
        19.   Oil lease operators, driller, exploration.
        20.   Medical Malpractice.
        21.   Stevedoring.
        22. Insurance coverage for punitive or exemplary damages when written as such.
        23.   Landfill operations.
        24.   Warehousemen's Legal Liability.
        25. Firearms and/or other weapons manufacturing, repairing, distribution or sale.
        26.   Electrical control equipment.
        27.   Manufacture of helmets.
        28.   Manufacture or recapping of tires.
        29. Products Liability written without an annual aggregate limit, when written as such.
        30.   Products integrity impairment and products guarantee.
        31.   Animal feed or additives, not to include retail pet stores.

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

                                                         REINSURANCE COVER NOTE

                                                    Agreement No:  970038/39/40



Property Lines
--------------

         1.   Flood when written as such.
         2.   Earthquake when written as such.
         3. Mortgage Impairment insurance and similar kinds of insurance, however styled, providing coverage to an insured as respects its mortgagee interest in property or its owner interest in foreclosed property.
         4.   Difference in Conditions insurance.
         5.   Insurance on growing, standing or drying crops, and timber.
         6. Inland Marine policies covering railroad rolling stock, animal mortality, jewelers and furriers block, and manufacturers output.
         7.   Products integrity or products tampering.
         8.   Underground mining.
         9.   Oil or gas drilling production rigs.
        10. Space and space-related risks as of intentional ignition of the launch vehicle.
        11. Contingency risks of any kind (e.g., share price, unemployment, computer crime, contract frustration, legacy, confiscation or expropriation, recourse indemnity, extended warranties, kidnap and ransom, residual value, equipment value, appraisal value, asset value or similar covers).

Notwithstanding the foregoing, any exclusions set forth in the General (except 1, 2, 3, 4, 5 and 6), Liability Lines and Property Lines sections shall be waived automatically when, in the opinion of the Company, the exposure excluded therein is incidental to the principal exposure on the risk in question.


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1/20/97                                4